SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report: April 8, 1999



                      CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)

    MINNESOTA                       0-21534                      41-1663712
 (State or other             (Commission File No.)         (IRS Employer ID No.)
  jurisdiction
of incorporation)

             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
                    (Address of principal executive offices)

                                 (612) 925-8840
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on April 8, 1999, and attached hereto as an exhibit, relating to the Company's announcement to repurchase up to 500,000 shares of its Common Stock.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1     Press Release dated April 8, 1999.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 1999                   CHILDREN'S BROADCASTING CORPORATION

                                       BY:   /s/ James G. Gilbertson
                                             James G. Gilbertson
                                       ITS:  Chief Operating Officer and
                                                   Chief Financial Officer


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                                 EXHIBIT INDEX

99.1     Press Release dated April 8, 1999.